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                                   THE R.O.C.
                                  TAIWAN FUND


                                QUARTERLY REPORT
                               September 30, 2000
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Dear Stockholders:

The net asset value per share (NAV) of the R.O.C. Taiwan Fund declined 25.0% in the third quarter, slightly less than the 25.2% fall in the Taiwan Stock Exchange Index (TAIEX). During the period, the New Taiwan dollar depreciated 1.6% against the U.S. dollar.

Affected by concerns over political uncertainty, rising debt levels in banks and slowing demand for Taiwan's high-tech products, market declines widened each month during a highly volatile third quarter. September's 18.8% fall was the steepest for a single month in 10 years. Despite regular and often sizable share-buying by government-controlled funds, this dismal performance produced few winners in a period that saw all market sectors decline.

The administration of President Chen Shui-bian, who took office in May to end more than 50 years of continuous rule in Taiwan by the Nationalist (Kuomintang) Party, was hobbled by internal disagreements and stymied by the opposition-dominated legislature. The resulting indecisiveness and lack of direction whittled away at investor confidence.

Most unsettling to investors early in the third quarter was the disarray over major tax policies. In July, after backtracking from earlier statements that it intended to raise taxes to pay for new social welfare programs, the new government sent out conflicting signals over whether it planned to increase the tax on employee stock bonuses. As a result, share prices of many listed technology companies suffered, since stock bonuses have become an increasingly common method of compensating their highly skilled workforce.

The only significant rally of the third quarter --in mid-August--was triggered by the official announcement that any such tax hike on stock bonuses would be postponed for

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three years but was snuffed out with the first actions in an official crack-down on corruption. This anti-corruption drive, perhaps the most consistent of all the new government's initiatives, led to the arrest or detainment in August and September of about a dozen politicians and business executives. It also heightened concern about banks' loan quality since several targeted companies and individuals faced financial problems.

September market gloom was intensified by earnings warnings from such major U.S. technology companies as Intel and Apple. This led to a sharp downturn in the Nasdaq, which fell 14.5% in September, and the weakness spread to technology stocks around the world. Most severely affected in Taiwan were DRAM makers as prices for memory chips fell sharply in response to disappointing PC sales and lowered expectations for the fourth quarter. The backdrop to these developments was the prospect of decelerating global economic growth stemming from rising oil prices and the weak euro. And, toward the end of September, renewed internal bickering of Taiwan's new government over whether to proceed with construction of the island's fourth nuclear power plant further sapped investor confidence.

Despite the weak stock market, Taiwan's economy performed well as robust foreign demand continued to fuel growth. Merchandise exports, which are equivalent to about 40% of gross national product, increased 30% in the third quarter. This growth was once again led by electronics shipments, which rose more than 50% for the second consecutive quarter. Investment from both private and public sectors was also strong, with growth in each expected to be in double digits in the recent period. We are projecting 6.7% third quarter economic growth while lowering our full-year forecast slightly to 6.5%.
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We are somewhat cautious about market prospects for the rest of the year. On the political front, the continuing debate over the fourth nuclear power plant is likely to cause more turmoil and could further weaken confidence. The fundamental outlook is brighter, however. Although original forecasts this year of demand for technology products erred on the high side, the market fall has affected both solid achievers and under- performers. The steep decline in September, for instance, included most companies in Taiwan's semiconductor industry even though foundries (semiconductor manufacturers doing contract work for other chipmakers and IC designers) continue to enjoy strong earnings growth. Going forward, therefore, we have become more selective in the technology area, where we still see the best investment opportunities.

We greatly appreciate your support and look forward to discussing our market outlook and portfolio strategy with you in future reports.


Respectfully submitted,



Michael Ding
President


October 26, 2000


PORTFOLIO HIGHLIGHTS

Three Months Ended September 30, 2000




 KEY STATISTICS



Change in N.A.V. ($10.58 to $7.93)          -$2.65
-----------------------------------------------

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  SECURITY CLASSIFICATION
                                                           Value
Percent of Net Assets                                      (000)
------------------------                                  ------
Common Stocks                               90.54%     $ 234,843

Short-term Investments                       9.70        125,148

Total Investments                          100.23        259,991

Liabilities Less Other Assets               (0.23)          (609)

NET ASSETS                                 100.00%     $ 259,382


  TEN LARGEST HOLDINGS
                                                         Percent of
Company                                                  Net Assets
------------------------                                 ----------
Picvue Electronics Ltd.                                   7.89%
United Microelectronics Corp.                             6.76
Taiwan Semiconductor Manufacturing Co.                    5.76
Delta Electronics Inc.                                    4.32
Macronix International Co., Ltd.                          4.07
Nan Ya Plastics Corp.                                     3.93
Formosa Plastics Corp.                                    3.77
Taipei Bank                                               3.67
Arima Computer Corp.                                      3.67
Zinwell Corp.                                             3.45

  INDUSTRY DIVERSIFICATION
                                                         Percent of
                                                         Net Assets
------------------------                                 ----------
Semiconductors                                           16.98%
Communications Equipment                                 15.99
Electronics                                              12.55
Computers & Office Equipment                             11.59
Banking                                                  11.12
Plastics                                                  7.70
Steel & Other Metals                                      3.35
Textiles                                                  1.94
Transportation                                            1.88
Telephone Service                                         1.75


THE R.O.C. TAIWAN FUND
www.roctaiwanfund.com

MANAGER:
International Investment Trust Company Limited
17th Floor
167 Fuhsing North Road
Taipei, Taiwan, Republic of China
Telephone:  886-2-2713-7702
Fax:  886-2-2717-3077

OFFICERS AND TRUSTEES:
Theodore S. S. Cheng, Chairman and Trustee
Michael Ding, President
Daniel Chiang, Trustee
Pedro-Pablo Kuczynski, Trustee and Audit Committee Member

Edward B. Collins, Trustee and Audit Committee Member
David N. Laux, Trustee and Audit Committee Member
Alfred F. Miossi, Trustee and Audit Committee Member
Robert P. Parker, Trustee and Audit Committee Member
Gregory Kuo-Hua Wang, Trustee
Peggy Chen, Chief Financial Officer,
   Treasurer, and Secretary

CUSTODIAN:
Central Trust of China
49 Wuchang Street, Sec. 1
Taipei, Taiwan
Republic of China

TRANSFER AGENT,
PAYING AND PLAN AGENT:
State Street Bank and Trust Co.
P.O. Box 8200
Boston, Massachusetts  02266-8200
U.S.A.
Telephone: 1-800-426-5523

U.S. ADMINISTRATOR:
Citigate Dewe Rogerson Inc.
1440 Broadway, 16th Floor
New York, NY 10018 U.S.A.
Telephone: (212) 688-6840

U.S. LEGAL COUNSEL:
Paul, Weiss, Rifkind, Wharton & Garrison
1285 Avenue of the Americas
New York, NY 10019-6064
Telephone: (212) 373-3000

For information on the Fund, including the NAV, please call toll free 1-800-343-9567.